EXHIBIT 99.1

               2005 EMPLOYEES/CONSULTANTS STOCK COMPENSATION PLAN
                                       OF
                           SAFETEK INTERNATIONAL INC.

SECTION 1. ESTABLISHMENT AND PURPOSE

This stock compensation plan (the "Plan") was established and effective on 15 September, 2005 (the "Effective Date"), to offer directors, officers and selected key employees, advisors and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, to receive compensation, or to increase such interest, by purchasing Shares of the Company's common stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include non-statutory options, as well as ISOs intended to qualify under section 422 of the Code, 102 Options or 3(i) Options.

      The Plan is intended to comply in all respects with Rule 16.3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS

      (A) "102 OPTION" shall mean an Option intended to qualify under Section 102 of the Ordinance.

      (B) "3(I) OPTION" means an Option granted to a Non-Employee pursuant to
Section 3(i) of the Ordinance.

      (C) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the Ordinance, U.S. and Israeli tax laws, Israeli securities laws, Israel's Companies Law, 1999, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as are in effect from time to time.

      (D) "AFFILIATE" means an affiliate of the Company which is an "employing company" within the meaning of Section 102(a) of the Ordinance.

      (E) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

      (F) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (G) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 3(a).


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      (H) "COMPANY" shall mean SafeTek International, Inc, a Delaware corporation.

      (I) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

      (J) "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in
Section 32(9) of the Ordinance.

      (K) "EMPLOYEE" shall mean any person employed by the Company or an Affiliate of the Company, including an individual who is serving as an Office Holder, but excluding a Controlling Shareholder.

      (L) "ELIGIBLE EMPLOYEE" shall mean: (i) any person employed by the Company or an Affiliate of the Company, including an individual who is serving as an Office Holder, but excluding a Controlling Shareholder, (ii) any individual who is a common-law employee of the Company or of a Subsidiary, (iii) an Outside Director, (iv) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors, including consultants and advisors that provide professional, technical, financial, accounting, capital markets related and other services. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4,

      (M) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      (N) "EXERCISE PRICE" shall mean the amount for which one share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

      (O) "FAIR MARKET VALUE" shall mean the market price of Stock, determined by the Committee as follows:

            (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

            (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market;

            (iii) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and


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            (iv) If none of the foregoing provisions is applicable, then the
      Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

      (P) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (Q) "NON-EMPLOYEE" shall mean a Consultant, adviser, Controlling Shareholder or any other person providing services to the Company or an Affiliate who is not an Employee.

      (R) "NON-STATUTORY OPTION" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

      (S) "OFFICE HOLDER" has the meaning ascribed to it in the Israeli Companies Law, 1999 as now in effect or as hereafter amended, including without limitation Directors.

      (T) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option)

      (U) "OPTION" shall mean an ISO, Non-statutory Option 102 Option or 3(i) Option granted under the Plan and entitling the holder to purchase Shares.

      (V) "OPTIONEE" shall mean an individual who holds an Option.

      (W) "ORDINANCE" means the Israeli Income Tax Ordinance [New Version] 1961, and regulations, rules and orders of procedures promulgated thereunder, as now in effect or as hereafter amended.

      (X) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

      (Y) "SERVICE PROVIDER" means an Employee, Director or Consultant.

      (Z) "SHARE" means a share of the Common Stock of the Company.

      (A') "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


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      (B') "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 6 below.

      (C') "TRUSTEE" means a trustee appointed by the Committee, in accordance with Section 102 of the Ordinance, to hold in trust for the benefit of an Optionee Options and Shares issued upon the exercise of an Option or Stock Purchase Right.

SECTION 3. THE COMMITTEE

      (A) COMMITTEE PROCEDURES. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

      (B) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan and Applicable Laws, the Committee shall have the authority and discretion to take the following actions:

            (i) To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

            (v) To select the Offerees and Optionees;

            (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

            (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO, a Non-statutory Option, a 102 Option or a 3(i) Option and to specify the provisions of the Stock Option Agreement relating to such Option;

            (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;


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            (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

            (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

            All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY

      (A) GENERAL RULES. Only Eligible Employees (including Employees and Non-Employees and including, without limitation, independent contractors, consultants and legal counsel who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Eligible Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Non-statutory Options described in Subsection (b) below.

      (B) OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

            (i) outside Directors shall receive no grants other than the Non-statutory options described in this Subsection (b)

            (ii) All Non-statutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in fill in the event of the termination of such Outside Director's service because of death, total and permanent disability or voluntary retirement at or after age 65.

            (iii) The Exercise Price under all Non-statutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of
      Section 6.

            (iv) Non-statutory options granted to an outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and permanent disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and permanent disability.


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            The committee may provide that the Non-statutory Options that otherwise would be granted to an Outside Director under this Subsection
      (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service--related vesting and termination provisions pertaining to the Non-statutory Options shall be applied with regard to the service of the Outside Director.

      (C) ATTRIBUTION RULES. In determining stock ownership, an Eligible Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Eligible Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Eligible Employee holds an option shall not be counted.

      (D) OUTSTANDING STOCK. "Outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Eligible Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN

      (A) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 10,600,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (B) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES

      (A) AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by an Agreement between the offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and Applicable Laws and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.


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      (B) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

      (C) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 90 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 6.

      (D) WITHHOLDING TAXES. As a condition to the award, sale or vesting of Shares, the offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission. The Committee shall not allow assignment of Shares with Fair Market Value of more than which in any amount required by the Offeree to satisfy all or part of his or her tax obligations related to such Shares.

      (E) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

      (A) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and Applicable Laws and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.


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      (B) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO, Non-statutory Option, 102 Option or 3(i) Option.

      (C) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Non-statutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

      (D) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission. The Committee shall not allow assignment of Shares with Fair Market Value of more than which in any amount required by the Offeree to satisfy all or part of his or her tax obligations related to such Shares.

      (E) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, total and permanent disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

      (F) NONTRANSFERABILITY. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.


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      (G) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service
terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (e) above;

            (ii) The date 90 days after the termination of the Optionee's Service for any reason other than total and permanent disability; or

            (iii) The date twelve months after the termination of the Optionee's Service by reason of total and permanent disability.

            The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's service terminates. In the event that the Optionee dies after the termination of the Optionee's service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

      (H) LEAVES OF ABSENCE. For purposes of Subsection (g) above, service shall be deemed to continue while the Optionee is on sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

      (I) DEATH OF OPTIONEE. If an Optionee dies while he or she is in service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (e) above; or

            (ii) The date twelve months after the Optionee's death.

            All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.


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      (J) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

      (K) MODIFICATION. EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, impair such Optionee s rights or increase his or her obligations under such Option.

      (L) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

      (M) APPROVAL OF ISRAELI TAX AUTHORITIES FOR 102 OPTIONS. With respect to 102 Options, the provisions of this Section 7 shall be subject to the receipt of any and all required approvals or permits from the Israeli tax authorities.

SECTION 8. PAYMENT FOR SHARES

      (A) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

            (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e), (f) and (g) below.

            (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), (f) or (g) below.

            (iii) In the case of a Non-statutory Option granted under the Plan, the committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

            (iv) In the case of an 102 Options or 3(i) Options granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.


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      (B) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months, provided that there was no restriction on the transfer of such Shares for more than 6 months, and which are surrendered to the Company in good form for transfer, Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

      (C) EXERCISE/SALE. To The Extent That This Subsection (C) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes. Any sale through broker pursuant to this section shall be subject to further instructions and guidelines as the Committee shall provide in writing.

      (D) EXERCISE/PLEDGE. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes. Any sale through broker or lender pursuant to this section shall be subject to further instructions and guidelines as the Committee shall provide in writing.

      (E) SERVICES RENDERED. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

      (F) PROMISSORY NOTE. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan maybe payable by a full recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note and (iv) such payment will be subject to such further instructions and guidelines as the Committee shall provide in writing.

      (G) OTHER FORMS OF PAYMENT. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with Applicable Laws.


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SECTION 9. ADJUSTMENT OF SHARES

      (A) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Non-statutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

      (B) REORGANIZATIONS. In any event of Change in Control unvested Options shall immediately cancelled. Outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by acceleration.

In this Section the term "Change in Control" means the occurrence of any of the following events:

                  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

                  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

                  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

      (C) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to; the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS

      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all Applicable Laws including the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS

      Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director. at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS

      (A) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of Effective Date. The Plan shall terminate automatically 15 years after the Effective Date, and may be terminated on any earlier date pursuant to Subsection (b) below.

      (B) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

      (C) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereto, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. SPECIAL PROVISIONS FOR ISRAELI RESIDENTS

      (A) This Section 13 shall apply only to Optionees who are residents of the State of Israel.

      (B) Notwithstanding anything to the contrary herein, the Plan may also be administered pursuant to the provisions of Section 102 of the Ordinance ("Section 102") or Section 3(i) of the Ordinance ("Section 3(i)"), with respect to Optionees who are Israeli residents. Details regarding the terms and conditions of Options and Stock Purchase Rights granted pursuant to the provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents along with the remaining terms and conditions.

      (C) 3(i) Options may be granted to Non-Employees of the Company and the Affiliates of the Company. 102 Options may be granted only to Employees of the Company and the Affiliates of the Company and shall be subject to the general terms and conditions specified in this Plan, except for the provisions of the Plan applying to Options under a different tax law or regulation.

      (D) The Company may elect to grant 102 Options and Stock Purchase Rights pursuant to the following tracks (each a "Tax Track"), all in accordance with the provisions of Section 102:

                  the Capital Gains Track Through a Trustee, in such case the Options shall be referred to as "Capital Gains Options", or the Income Tax Track Through a Trustee, in such case the Options shall be referred to as "Income Tax Options",and the Income Tax Track Without a Trustee, in such case the Options shall be referred to as "Unapproved Options".

      (E) The grant of Capital Gains Options and Income Tax Options shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities.

      (F) The Company's election whether to grant Capital Gains Options or Income Tax Options pursuant to Section 102 (the "Election"), shall be appropriately filed with the Israeli Tax Authorities before the date of grant of such Options. The Election shall become effective beginning the first date of grant of such Options under the Plan and shall remain in effect with respect to all Options granted, pursuant to Section 102, following such Election until the end of the year following the year during which the Company first granted such Options. The Election shall obligate the Company to grant only that type of Option pursuant to Section 102 which it has elected to grant, and shall apply to all Optionees who were granted Options pursuant to Section 102 during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved Options or 3(i) Options simultaneously.

      (G) With regards to Capital Gains Options and Income Tax Options, the provisions of this Plan and/or the Option Agreement shall be subject to the provisions of Section 102 and the Israeli Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Optionees.

      (H) In the event the Company elects to grant Capital Gains Options or Income Tax Options, each Option and Stock Purchase Right, and each Share issued upon the exercise of an Option or Stock Purchase Right by an Optionee who is an Israeli resident, shall be issued by the Company to, and held in trust (the "Trust") for the benefit of such Optionee by the Trustee for the period of time required by Section 102.

      (I) The Trustee and each Optionee who is granted a 102 Option shall comply with the Ordinance and with the trust agreement entered into between the Company and the Trustee. All certificates representing Shares issued to the trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided. The Trustee shall hold the same pursuant to the instructions provided by the Committee from time to time, provided such instructions are consistent with the terms of the Plan.

      (J) No Options or Stock Purchase Rights granted, or Shares purchased pursuant to Options or Stock Purchase Rights in which the Company has elected tracks (i) or (ii) under Section 14(d) above shall be released from the Trust prior to the expiration of the following holding periods mandated by Section 102 of the Ordinance (each a "Release Date"):

                  With respect to Options or Stock Purchase Rights granted under the Capital Gains Track Through a Trustee, the holding period shall be twenty-four (24) months from the end of the tax year in which the Options or Stock Purchase Rights were allocated to the Trustee on behalf of the Optionee, or such shorter period as may be approved by the Israeli tax authorities or as otherwise prescribed by the Ordinance;

                  With respect to Options or Stock Purchase Rights granted under the Income Tax Track Through a Trustee, the holding period shall be twelve (12) months from the end of the tax year in which the Options or Stock Purchase Rights were allocated to the Trustee on behalf of the Optionee, or such shorter period as may be approved by the Israeli tax authorities or as otherwise prescribed by the Ordinance;

                  With respect to Options or Stock Purchase Rights granted under the Income Tax Track without a Trustee, Section 102 of the Ordinance does not require that the Options or Stock Purchase Rights be held in the Trust.

      (K) Subject to the terms hereof, including any further holding period included in the Plan or the Option Agreement or the Stock Purchase Agreement, at any time after the Release Date with respect to any Options, Stock Purchase Rights or Shares, each Optionee may require (but shall not be obligated to require) the Trustee to release such Options, Stock Purchase Rights or Shares, provided that no securities shall be released from the Trust to the Optionee unless and until such Optionee shall have deposited with the Trustee an amount of money which, in the Trustee's opinion, is sufficient and necessary for the discharge of such Optionee's tax obligations with respect to such Shares.

      (L) Upon sale by an Optionee of any securities held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Optionee, and shall report to such Optionee the amount so withheld and paid to said tax authorities.

      (M) All Shares issued upon the exercise of Options or Stock Purchase Rights granted under the Plan shall entitle the Optionee to receive dividends with respect thereto and to vote the same at any meeting of the shareholders of the Company. For as long as Shares issued to the Trustee on behalf of the Optionee are held in the Trust, the cash dividends paid with respect thereto shall be remitted directly to the Optionee, subject to any applicable taxation and withholding requirements and the Trustee shall vote all such Shares in accordance with the proxy, to be signed by the Optionee upon the grant of Options, in the form presented to the Optionee by the Company. In the event a share dividend (including bonus shares and any rights with respect to the Shares) is declared on Shares underlying Options, such dividend shares shall be allocated to the Trustee for the benefit of Optionee (if applicable) and shall be subject to the provisions of this Plan and the applicable Tax Track, and the holding period for such dividend shares shall be measured from the commencement of the holding period for the Option from with respect to which the dividend was declared.

      (N) The exemption under Section 102 of the Ordinance may be forfeited and the Optionee with 102 Options may be required to pay any applicable tax promptly at such time as (i) such Optionee's employment is terminated due to circumstances under his/her control during the applicable holding period referenced in Section 14(c) above (other than because of death or some other reason acceptable to the Israeli tax authorities); (ii) the Company or such Optionee fail to comply with one or more of the conditions for the exemption as required by the Ordinance or the Israeli tax authorities; or (iii) the Israeli tax authorities withdraws or cancels the exemption for the Plan of such Optionee.

      (O) With respect to the Plan participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

      (P) Any tax consequences arising from the grant or exercise of any Options or Stock Purchase Rights, from the payment for Shares covered thereby or from any other event or act (whether of the Optionee or of the Company or its Subsidiaries) hereunder, shall be borne solely by the Optionee. Furthermore, such Optionee shall agree to indemnify the Company or Subsidiary that employs the Optionee and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      (Q) The Company shall require each Optionee to enter into an agreement pursuant to which Optionee (1) agrees and acknowledges that Optionee has received and read the Plan and the Option Agreement, (2) undertakes to comply with all the provisions of the Plan, Section 102 of the Ordinance (including the specific provisions regarding the applicable Tax Track selected by the Company), if relevant, the Option Agreement and the Trust Agreement, and (3) subject to
Section 102 of the Ordinance, undertakes not to release the Options or Shares from trust prior to the end of the Holding Period.

SECTION 14. EXECUTION

      To record the adoption of the Plan by the Board of Directors on 15, September 2005, the Company has caused its authorized officer to execute the same.

SafeTek International Inc.,
a Delaware corporation


By: /s/ Shay Goldstein

Its: Chairman, Chief Executive Officer, Secretary, and Director